UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 3, 1999
                                 Date  of  Report   (Date  of   earliest   event
reported):

                            CNL INCOME FUND VI, LTD.
             (Exact name of Registrant as specified in its Charter)
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

           Florida                              0-19144                           59-2922954
(State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification Number)
Incorporation or Organization)

                   400 E. South Street, Orlando, Florida 32801
          (Address of principal executive offices, including zip code)

                                 (407) 650-1000
              (Registrant's telephone number, including area code)

Item 2.           Acquisition or Disposition of Assets.


                  Disposition of Properties


                  On June 3, 1999, a tenant of CNL Income Fund VI, Ltd. ("CNL VI") exercised the options under its four lease agreements to purchase four of the partnership's properties. The properties were Burger King properties (one in each of Sevierville, Walker Springs, Broadway and Greeneville, Tennessee).


Item 7.           Financial Statements, Pro Forma Financial Information and
                    Exhibits.

                  (a)      Financial Statements

                           Not applicable.

                  (b)      Pro Forma Financial Information

                           Pro Forma Balance Sheet as of March 31, 1999

                           Pro Forma Statement of Income for the quarter ended March 31, 1999

                           Pro Forma Statement of Income for the year ended December 31, 1998

                           Notes to Pro Forma Financial Statements for the quarter ended March 31, 1999 and the year ended December 31, 1998

                  (c)      Exhibits

                           Not applicable.

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                     INDEX TO PRO FORMA FINANCIAL STATEMENTS
                                                                                              Page
                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)


Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1999

   Pro Forma Statement of Income for the quarter ended March 31, 1999

   Pro Forma Statement of Income for the year ended December 31, 1998

   Notes to Pro Forma Financial  Statements for the quarter ended March 31, 1999 and the year ended December 31, 1998


                         PRO FORMA FINANCIAL INFORMATION


         The following pro forma financial information gives effect to the sales by CNL VI of four properties consisting of land and building as a result of a tenant exercising the options under its four lease agreements to purchase four Burger King properties and the receipt by CNL VI of $4,318,145 in net sales proceeds.

         The Pro Forma Balance Sheet as of March 31, 1999 has been adjusted to give effect to these transactions, as if they had occurred on March 31, 1999.

         The Pro Forma Statements of Income for the quarter ended March 31, 1999 and the year ended December 31, 1998 have been adjusted to give effect to these transactions as if they had occurred at the beginning of the periods presented.

         The pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL VI's financial results or condition if the transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. The pro forma financial information should not be viewed as predictive of CNL VI's financial results or condition in the future.



                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 March 31, 1999
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                                                                             Pro Forma
                      ASSETS                               Historical       Adjustments              Pro Forma
                                                         ---------------   ---------------         ---------------
Land and buildings on operating leases,
   less accumulated depreciation                           $ 18,446,004      $ (3,093,543 )  (a)     $ 15,352,461
Net investment in direct financing leases (b)                 3,913,621                                 3,913,621
Investment in joint ventures                                  5,064,213                                 5,064,213
Cash and cash equivalents                                     1,158,507                                 1,158,507
Restricted cash                                                      --         4,318,145    (a)        4,318,145
Receivables                                                      63,010                                    63,010
Prepaid expenses                                                  8,422                                     8,422
Lease costs, less accumulated amortization                       10,106                                    10,106
Accrued rental income                                           809,258          (390,529 )  (a)          418,729
Other assets                                                     26,731                                    26,731
                                                         ---------------   ---------------         ---------------

                                                           $ 29,499,872        $  834,073            $ 30,333,945
                                                         ===============   ===============         ===============

        LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                             $   38,776    $                           $   38,776
Accrued and escrowed real estate taxes payable                    5,041                                     5,041
Distributions payable                                           787,500                                   787,500
Due to related parties                                            9,648                                     9,648
Rents paid in advance and deposits                               47,442                                    47,442
                                                         ---------------   ---------------         ---------------
   Total liabilities                                            888,407                                   888,407

Minority interest                                               147,449                                   147,449

Partners' capital                                            28,464,016           834,073    (a)       29,298,089
                                                         ---------------   ---------------         ---------------

                                                           $ 29,499,872        $  834,073            $ 30,333,945
                                                         ===============   ===============         ===============


                 See accompanying notes to unaudited pro forma
                             financial statements.



                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                          QUARTER ENDED MARCH 31, 1999

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                                                                             Pro Forma
                                                           Historical       Adjustments              Pro Forma
                                                         ---------------   ---------------         ---------------
Revenues:
   Rental income from operating leases                       $  600,737       $  (109,880 )  (1)       $  490,857
   Earned income from direct financing leases (2)               112,080                --                 112,080
   Contingent rental income                                       9,175                --                   9,175
   Interest and other income                                     15,456                --                  15,456
                                                         ---------------   ---------------         ---------------
                                                                737,448          (109,880 )               627,568
                                                         ---------------   ---------------         ---------------

Expenses:
   General operating and administrative                          40,783                --                  40,783
   Professional services                                          4,710                --                   4,710
   State and other taxes                                          9,466                --                   9,466
   Depreciation and amortization                                114,253           (19,623 )  (2)           94,630
   Transaction costs                                             33,125                --                  33,125
                                                         ---------------   ---------------         ---------------
                                                                202,337           (19,623 )               182,714
                                                         ---------------   ---------------         ---------------

Income Before Minority Interest in Income of
   Consolidated Joint Venture, Equity in Earnings
   of Unconsolidated Joint Ventures and Gain
   on Sale of Land and Buildings                                535,111           (90,257 )               444,854

Minority Interest in Income of Consolidated
   Joint Venture                                                 (2,500 )              --                  (2,500 )

Equity in Earnings of Unconsolidated Joint
   Ventures                                                     123,775                --                 123,775
                                                         ---------------   ---------------         ---------------

Net Income                                                   $  656,386       $   (90,257 )            $  566,129
                                                         ===============   ===============         ===============

Net Income Per Limited Partner Unit                           $    9.28                                 $    8.01
                                                         ===============                           ===============

Weighted Average Number of Units Outstanding                     70,000                                    70,000
                                                         ===============                           ===============



                  See accompanying notes to unaudied pro forma
                             financial statements.

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


                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1998

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

                                                                             Pro Forma
                                                           Historical       Adjustments              Pro Forma
                                                         ---------------   ---------------         ---------------
Revenues:
   Rental income from operating leases                      $ 2,520,346       $  (439,519 )  (1)      $ 2,080,827
   Adjustments to accrued rental income                        (167,227 )              --                (167,227 )
   Earned income from direct financing leases (2)               470,258                --                 470,258
   Contingent rental income                                     156,676                --                 156,676
   Interest and other income                                    110,502                --                 110,502
                                                         ---------------   ---------------         ---------------
                                                              3,090,555          (439,519 )             2,651,036
                                                         ---------------   ---------------         ---------------

Expenses:
   General operating and administrative                         160,358                --                 160,358
   Professional services                                         32,400                --                  32,400
   Bad debt expense                                              12,854                --                  12,854
   State and other taxes                                         10,392                --                  10,392
   Depreciation and amortization                                458,558           (78,490 )  (2)          380,068
   Transaction costs                                             20,211                --                  20,211
                                                         ---------------   ---------------         ---------------
                                                                694,773           (78,490 )               616,283
                                                         ---------------   ---------------         ---------------

Income Before Minority Interest in Income of
   Consolidated Joint Venture, Equity in Earnings
   of Unconsolidated Joint Ventures and Gain
   on Sale of Land, Buildings and Net
   Investment in Direct Financing Leases                      2,395,782          (361,029 )             2,034,753

Minority Interest in Income of Consolidated
   Joint Venture                                                (43,128 )              --                 (43,128 )

Equity in Earnings of Unconsolidated Joint
   Ventures                                                     323,105                --                 323,105

Gain on Sale of Land, Buildings and Net
   Investment in Direct Financing Leases                        345,122           732,899    (3)        1,078,021
                                                         ---------------   ---------------         ---------------

Net Income                                                  $ 3,020,881        $  371,870             $ 3,392,751
                                                         ===============   ===============         ===============

Net Income Per Limited Partner Unit                          $    42.75                                $    48.03
                                                         ===============                           ===============

Weighted Average Number of Units Outstanding                     70,000                                    70,000
                                                         ===============                           ===============


                 See accompanying notes to unaudited pro forma
                             financial statements.





                            CNL INCOME FUND VI, LTD.
                         (A Florida Limited Partnership)
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                  FOR THE QUARTER ENDED MARCH 31, 1999 AND THE
                          YEAR ENDED DECEMBER 31, 1998

Pro Forma Balance Sheet:

(a)      Represents  net  sales  proceeds  of  $4,318,145  from the sale of four
         Burger King properties resulting from the tenant exercising the option under its four lease agreements to purchase the properties on June 3, 1999.

         The pro forma  adjustments to land and buildings on operating leases as a result of the above transaction were as follows:
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                                                                            Net Carrying Value
                                                                       -----------------------------
                                                      Net Sales           Land and
                                                       Proceeds           Building                         Gain on
                                                      (excludes              on                            Sale of
                                                       closing           Operating        Accrued         Land and
                                                        costs)          Leases, net        rent           Buildings
                                                     -------------     -------------    ------------     ------------
         Burger King - Greenville, TN                  $1,059,373           $ 763,473     $ 101,012        $ 194,888

         Burger King - Sevierville, TN                  1,168,298             774,297        87,945          306,056

         Burger King - Walker Springs, TN               1,031,274             760,843        96,502          173,929

         Burger King - Broadway, TN                     1,059,200             794,930       105,070          159,200
                                                     -------------     -------------    ------------     ------------

         Total                                         $4,318,145          $3,093,543     $ 390,529        $ 834,073
                                                     =============     =============    ============     ============

(b) When the properties are sold, the related cost and accumulated depreciation for operating leases, plus any accrued rental income, are removed from the accounts and gains or losses from sales are reflected in income.

Pro Forma Statements of Income:

(1) Represents a decrease in rental income from operating leases due to the sales of four Burger King properties actually sold on June 3, 1999, as if they had been sold on January 1, 1998. In accordance with generally accepted accounting principles, lease revenue from these leases accounted for under the operating method was recognized over the terms of the leases. As a result of these operating leases providing escalating guaranteed minimum rents, income was reported on a straight-line basis over the terms of the leases.

(2) Represents the decrease in depreciation expense for the building portions of the four Burger King properties actually sold on June 3, 1999, as if they had been sold on January 1, 1998. The buildings were historically depreciated using the straight-line method over an estimated useful life of 30 years.

(3) Represents the gain on sale of land and buildings relating to the four Burger King properties actually sold on June 3, 1999, as if the properties had been sold on January 1, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          CNL INCOME FUND VI, LTD.


Date:  June 18, 1999                      By:      /s/ James M. Seneff, Jr.
                                                   ---------------------------
                                                   James M. Seneff, Jr.
                                                   General Partner